Investor Presentation

Elevating Chocolate Experiences into Unforgettable Moments

NASDAQ:RMCF • November 2023


ROCKY MOUNTAIN CHOCOLATE

Safe Harbor

This presentation is for informational purposes only and is not an offer to sell securities or a solicitation of an offer to buy any securities and may not be relied upon in connection with the purchase or sale of any security. Sales and offers to sell Rocky Mountain Chocolate Factory, Inc. (the "Company") securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable Securities and Exchange Commission ("SEC") regulations, including the written prospectus requirements.

This presentation is proprietary and is intended solely for the information of the persons to whom it is presented. It may not be retained, reproduced or distributed, in whole or in part, by any means (including electronic) without the prior written consent of the Company.

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, in this release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the intent, belief or current expectations of the Company and members of our management team. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements, including those regarding guidance on future financial results; expectations concerning market opportunities and our ability to capitalize on them; and the amount and timing of the benefits expected from new products or services and other potential sources of additional revenue. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. These risk and uncertainties include, without limitation, the timely availability and acceptance of new products, product mix, market conditions, as well as factors that affect the chocolate confectionery industry in general and other factors. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the SEC, including our Annual Report on Form 10-K. Actual results may differ materially from those contemplated by the forward-looking statements. We undertake no obligation to update our forward-looking statements to reflect future events or circumstances.

In addition to U.S. GAAP financial measures, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A presentation of and reconciliation to the most directly comparable GAAP financial measure, where such can be done without unreasonable effort, can be found in the appendix to this presentation or on our Web site at https://ir.rmcf.com/.

This presentation contains statistical data that we obtained from industry publications and reports generated by third parties. Although industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, we have not independently verified this statistical data.

Company History

Deep Heritage in Premium Chocolate and Confectionary Products

ROCKY MOUNTAIN CHOCOLATE FACTORY






u-swirl YOGURT

Year	Event
1981	Founded
1984	Built out Durango, CO factory
1985	NASDAQ: RMCF Went Public
1995	Hit 100 franchise stores
~2000	Introduced **Caramel Apples** now accounts for ~20% - 25% of store revenue
2009	Partnered with Cold Stone Creamery
2010	Entered **Frozen Yogurt Business**
2012-13	Partnered with U-Swirl Frozen Yogurt
2022	Appointed New **Management Team**
2022	Established Franchisee **Advisory Council**
2023	Divested **Frozen Yogurt Business**
2023	Launched New **Strategic Plan** and **Brand Refresh**





COLD STONE CREAMERY

u-swirl FROZEN YOGURT

ROCKY MOUNTAIN CHOCOLATE

#1 CHOCOLATE AND CANDY SHOP · AMERICA'S BEST RETAILERS 2022

Rocky Mountain Chocolate Factory Today

- Deep network of 150+ franchisee stores and 100+ Cold Stone Creamery licensed locations
- Business model focused on factory sales, royalty and marketing fees, franchise fees, retail sales (company-owned stores) and contract manufacturing
- Operates in a US confectionary market expected to grow at a 5% CAGR through 2027[1]
- New management team appointed in 2022 to revitalize growth and profitability through a long-term strategic transformation



At-a-Glance

FISCAL 2023 FINANCIAL RESULTS

$30M	Total Revenue
16%	Gross Margin
$3M	Adjusted EBITDA



#1 CHOCOLATE AND CANDY SHOP — AMERICA'S BEST RETAILERS 2022

[1]Source: National Confectioners Association 2023 State of Treating report

Executive Team



Robert Sarlls
Director & CEO



Allen Arroyo
CFO



Scott Ouellet
SVP – Manufacturing & Supply Chain



Donna Coupe
VP – Franchise Support & Training



Andrew Ford
VP – Sales & Marketing



Ryan McGrath
VP – Information Technology



Kara Conklin
VP – Franchise Development

A Rocky Setup

Analyzing the Problem

- Consistently generated positive operating cash flow with no debt, however revenue and profitability have deteriorated over the past 10+ years
- A lack of manufacturing discipline has contributed to rising operating expenses and compressing margins, as did underinvestment in productive assets in favor of dividends
- A recognizable brand, but competitors took market share
  - Store count has meaningfully declined for the past 10 years
  - Chocolate factory sales shrunk by 30% since the mid 2010s, while the industry experienced 25% growth
- The Company strayed from the core business and focus that made it successful in decades past – too many non-core investments
  - Core: Chocolate production, brand marketing, franchising, brick and mortar retail
  - Non-Core: Cold Stone licensing, U-Swirl Frozen Yogurt, transportation and logistics

Chocolate Confectionery Market Revenue

(in Billions USD)



Market Up 25%
$42.2
$52.9
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
2017
2018
2019
2020
2021
2022
2023

Market Forecast & Drivers[1]

- TAM – Chocolate and confectionery market
  - US confectionery sales reached $43B in 2022 (Euromonitor)
  - US chocolate confectionery sales amounted to $52.86B in 2023 and is expected to grow at a 3.5% CAGR through 2027[2].
- Candy and Confectionery products have 98% home penetration
- More than half of consumers buy confectionery products only in stores (32% purchased both online & in store)
- Highly fragmented industry
- Chocolate store volumes
  - Premium chocolate has been somewhat resistant to volume decreases impacting the rest of the industry
  - Chocolate volumes declined 4%, but dollar sales were up 9% in 2022



Estimated US Chocolate Sales[2]
(in Billions)
$62.0
$60.0
$58.0
$56.0
$54.0
$52.0
$50.0
$48.0
2023
2024
2025
2026
2027

[1]Source: National Confectioners Association 2023 State of Treating report
[2]Source: Statista

Strategic Transformation Plan

Strategic Transformation Plan

Three Key Imperatives to Revitalize Growth & Profitability

Do More with Less	Simplify and Focus	Amplify and Elevate
• Production • Transportation and Logistics • Franchise Development • Franchise Operations	• Exit Non-Core Frozen Yogurt • Deemphasize co-branding • Right size & expand the brick-and-mortar footprint • Production	• Update brand and image • Revitalize customer experience • Product innovation • Medium to long term – opportunity to develop a premium store concept

Elevate chocolate experiences into unforgettable moments as America's confectioner of choice

Strategic Transformation Plan

Do More with Less

1 Production

- Maximize throughput, increase equipment utilization and reduce waste
- Enhance training and staff development
- Implement advanced technology and automation to improve ROI

2 Transportation and Logistics

- Utilize cross dock companies to reduce transportation costs, shorten delivery lead times and increase store delivery frequency
- Outsource last-mile fulfillment - removing limitations caused by geographic restrictions
- Reducing dependence on 3rd party warehousing

3 Franchise Development

- Increase the investment attractiveness and value proposition of Rocky Mountain Chocolate
- Focus on multi-unit operators – grow the footprint through these operators

4 Franchise Operations

- Improve franchisee relations – their success will lead to our success
- Improve consistency of offering, service and in-store experience


Milk CHOCOLATE
ROCKY MOUNTAIN CHOCOLATE
Honeycomb CHOCOLATE
ROCKY MOUNTAIN CHOCOLATE
Caramel CHOCOLATE
ROCKY MOUNTAIN CHOCOLATE

#1 CHOCOLATE AND CANDY SHOP | RETAILERS 2022

Strategic Transformation Plan

Do More with Less

Exit Underperforming Stores and Revitalize the Franchisee Network

- Shortly after joining Rocky Mountain, CEO Rob Sarlls pledged to visit 50 out of the Company's 150+ chocolate stores each year in order to build a stronger relationship with the franchisee network
  - As of April 2023, Mr. Sarlls has completed 50 out of 50 store visits
- Established Franchisee Advisory Council & Annual Franchisee Convention
  - Establishing interactive, transparent dialogue among franchisees and RMCF
  - Achieved record attendance at the 2023 Annual Franchisee Convention held in September
- Enhanced franchisee profitability
  - SKU portfolio optimization & innovation



Strategic Transformation Plan

Do More with Less – ***Recent Highlights***

Transportation and Logistics

- 33% reduction in overall transportation fleet while maintaining shipment volumes
  - Fewer drivers needed to transport the same volume of pounds from the Durango production facility

Factory Operations

- Enhanced employee compensation structure
  - Led to a reduction in attrition and the return of several former employees, which is expected to drive quicker new hire productivity ramps
  - Salaried labor cost per pound shipped from Durango decreased 16% as a direct result



#1 CHOCOLATE AND CANDY SHOP
AMERICA'S BEST RETAILERS 2022 Newsweek







Strategic Transformation Plan

Do More with Less – ***Recent Highlights***

Franchise Development and Operations

- New Franchise Disclosure Document and Franchise Agreement launched in late June
  - Introduction of Multi-Unit Area Agreement
  - Opportunity to enjoy attractive Royalty Rate as low as 4% through encouragement of higher purchases of Durango product
- New Franchisee Volume Discount effective September 1st
  - Eligible franchisees must be in good standing and have provided needed documentation
  - Discounts range from 2% to 5% based on volume tiers
  - Designed to improve four wall store economics, further encourage multi-unit ownership
- Added Additional Franchisee and Executive Talent
  - Appointed Scott Ouellet to SVP of Manufacturing & Supply Chain
  - Welcomed a new franchisee from a renowned Franchise Development Program in Missouri



Strategic Transformation Plan

Simplify and Focus – Short-Term

- Recently Divested Non-Core Frozen Yogurt Business
  - Limited scale, declining to flat category, removed need for future investments
- Right size the brick-and-mortar footprint
  - Established task force to improve stores or facilitate exits (25 to 35 stores)
- Production
  - Focus on high volume SKUs to simplify the factory, store management and consumer choices
  - Increase use of 3rd party manufacturers for certain SKUs
  - Establishing strategic partnerships with suppliers
- Investor Relations
  - Ended four years of proxy challenges totaling over $8 million in expenses for the Company
  - Committed to increased investor engagement; retained IR consultant

Strategic Transformation Plan

Simplify and Focus – Long-Term

- RMC in October formally outsourced 100% of its consumer packaging needs to a nationwide fulfillment and co-packing partner at its Salt Lake City operations
  - Company is 60+ year industry leader in working with CPG brands of all stripes, including food & beverage and confections – AIB Certified
  - Salt Lake City enables a strategic and cost advantageous route to market vs. Durango
- RMC has been struggling with meeting the Durango based labor needs for 25 to 40 workers to pack out premium chocolate, especially since COVID
  - Move fulfills strategic need to solely focus on manufacturing in Durango
  - Move eliminates constraints to fulfill future growth opportunities





Strategic Transformation Plan

Amplify and Elevate

- Over the next several years, add up to 100 new stores in highly visible and trafficked locations operated by multi-unit developers with improved economics
- Revitalize the in-store experience
  - Modest investment by franchisees to upgrade store flow and functionality
  - Improve brand standards and compliance with the addition of two new directors
  - Implement new KPIs to ensure a consistent experience across our network
  - Focus franchisees on service, optimal stock levels, product mix and increasing basket size through sampling
  - More effectively utilize store displays to promote seasonal, limited time offers, and/or product innovations




ROCKY MOUNTAIN
CHOCOLATE



Strategic Transformation Plan

Amplify and Elevate – ***Recent Highlights***

- Unveiled transformational brand refresh and trade name at the 2023 Annual National Franchisee Convention
  - New primary logo incorporates the Rocky Mountains into the actual distinctive R and M
  - The word "Factory" will be removed from future branding
- Three major brand pillars
  - **Elevate the Everyday:** our premium chocolate products make every occasion a special one;
  - **Craft True Connections:** Rocky Mountain Chocolate connects family and friends with sharing and enjoying our products; and
  - **The Rocky Mountain Life:** we share the beauty and excitement of the Rockies everywhere our products are enjoyed
- New color scheme
  - New packaging and trade dress will incorporate the vibrant colors of the Rockies, increasing the desirability of our packaged products and our store destinations

Strategic Transformation Plan

Amplify and Elevate – *Recent Highlights*

- Newly announced partnership with and international award-winning retail and hospitality design firm, **Design Well Spent Co.**, to create a new aesthetic for the Company's storefronts
- A wealth of design experience
  - Led by Tobi Wray, Design Well Spent Co. has advised retail and hospitality businesses across both large and small formats
  - Prior clients include **Amazon**, **Starbucks**, **Teavana**, and **Treat** (a health and wellness concept of **XWELL, Inc.**)
- Redesign to incorporate new branding across the entire store portfolio
  - This includes the Durango, CO flagship location and templates for the Company's franchisee-owned stores
  - The partnership will also encompass brand representation across licensed formats
- Rocky Mountain Chocolate will begin working with franchisee partners to commence store updates during the second quarter of calendar year 2024



Strategic Transformation Plan
Amplify and Elevate

- Create an omnichannel customer experience
  - Revamp company website for user friendly digital shopping
  - Build a social media and influencer presence
  - Roll out a Rocky Mountain Chocolate app
  - Outsourcing e-commerce logistics to provide additional distribution centers and market-leading technology
  - Strike new partnerships with online 3rd party marketplaces (eg. Amazon Prime)
- Implement a loyalty program to expand the recurring customer base
- Introduce new & innovative products
  - Hired first ever head of R&D in early 2023
- In the medium-long term, opportunity to develop a new premium plus concept
  - 8-12 company owned stores in the top retail locations of the US focused on luxury

#1 CHOCOLATE AND CANDY SHOP
RETAILERS 2022


ROCKY MOUNTAIN CHOCOLATE
CRAVE ADVENTURE

Capital Expenditures and Allocation

- **Primary and first use of free cash flow is to invest in the business toward building the capabilities to execute on the strategic plan**
  - Invest in production to eliminate roadblocks to maximize output toward more than doubling pound volume over the next several years while replacing aging equipment and improving processes to reduce labor needs relative to higher pound volumes
  - Run a knowledge-based business by adding a new ERP, point of sale system, loyalty program, and production productivity tools
  - Utilize and leverage third party service providers and contract manufacturers to expand market reach and product breath without expending own capital
  - Impose greater discipline on current asset management to improve turns (as seen with higher inventory turns)
    - 46% year over year reduction in inventory due to better management and demand planning

- **Estimated CapEx Target Through FY 2025: $6 - $8 million**
  - Will come from the combination of cash on hand, cash from operations, and equipment related debt
  - Spending for strategic plan front weighted to insure maximum output capability prior to store and omnichannel expansion efforts



#1 CHOCOLATE AND CANDY SHOP
RETAILERS


ROCKY

Strategic Transformation Plan

Multi-Year Outcomes

- Firmly establish Rocky Mountain Chocolate as America's #1 premium chocolatier with first-class manufacturing and omnichannel retail
- More than double chocolate revenue and factory pound volume
- A network of 250+ revitalized chocolate shops doing over $800K/revenue per store – doubles systemwide sales to $200 million
- E-commerce sales to increase to 10% of total revenue mix
- Restore product gross margins to 25-30% levels
- Drive operating leverage through better efficiencies and leveraging more cost-effective 3rd party supplier partners
- Premium-plus branded stores providing an additional value creation channel

Investment Highlights

- A leading manufacturer of premium chocolate products with a deep network of 150+ franchise stores, a debt free balance sheet and a history of steady free cash flow generation
- Operating in a highly fragmented US chocolate and candy shop market, which continues to benefit from overall consumption growth[1]
- A refreshed board and new management team to drive significant growth and market share gains
  - Over 60 years of F&B, hospitality and franchising experience
- Executing a three-pillar transformation plan to accelerate sales and cash flow growth
  - Do more with less; simplify and focus; amplify and elevate
  - Key focus areas include streamlining end-to-end operations and exiting non-core businesses, creating an omnichannel customer experience and elevating the Rocky Mountain Chocolate brand


ROCKY MOUNTAIN
CHOCOLATE

[1]Source: National Confectioners Association 2023 State of Treating report


thank
you.

Contact Us

Company Contact
Allen Arroyo
Chief Financial Officer
aarroyo@rmcf.net

Investor Relations Contact
Sean Mansouri, CFA
Elevate IR
720-330-2829
RMCF@elevate-ir.com


ROCKY MOUNTAIN CHOCOLATE

Appendix

Balance Sheet Summary

*In Thousands USD	FY 2023	FQ2 2024
Assets		
Cash & Equivalent	$4,717	$3,985
Acct Receivable	$2,056	$1,962
Inventory	$3,640	$3,233
Other Assets	$11,574	$11,355
Total Assets	$21,987	$20,535
Liabilities		
Acct Payable	$2,190	$2,406
Total Debt	$0	$0
Other Liabilities	$5,427	$5,257
Total Liabilities	$7,617	$7,663
Total Shareholder Equity	$14,370	$12,872

Board of Directors

Robert Sarlls
Director & CEO

Jeffrey Geygan
Chairman of the Board

Starlette Johnson
Director

Mark Riegel
Director

Brett Seabert
Director

Key Stats[1]

Stock Price
$4.45

Shares Outstanding
6.29M

Market Cap
$28.0M

FINANCIAL HIGHLIGHTS (TTM FQ2'24)

Total Revenue
$30.0M

Adj EBITDA
$0M

$2.8M
Factory/Retail Gross Profit

0.8x
EV/Sales (TTM)

$(4.6)M
Net Income From Continuing Ops

N/A
EV/AEBITDA (TTM)

Cash & Equivalents
$4.0M

Total Debt
$0M

[1]Source: Capital IQ (@ 10/18/2023)

Financial Performance


Key Performance Metrics[1]
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
13.3%
20.9%
16.4%
FY 2021
FY 2022
FY 2023
Revenue
AEBITDA
Gross Margin

[1]For fiscal year ended February 28, in millions USD excl. margin items

Ramping Store Productivity



RMCF Average Unit Volume
$600
$550
$500
$450
$400
$350
$300
180
175
170
165
160
155
150
145
140
31% AUV Growth vs Pre-COVID levels
FY2019
FY2020
FY2021
FY2022
FY2023
RMCF AUVs
Stores

Product Sales


Average Product Sales to Franchisees
$120
$100
$80
$60
$40
$20
$-
28% Growth vs
Pre-COVID levels
FY2019
FY2020
FY2021
FY2022
FY2023

Our Products

Apples



Truffles



Rocky Mountain Assorted Favorites



Durango Production Facility

- Examine all processes from procurement to production to distribution
  - Improve efficiencies to increase throughput on highest value SKUs – (rationalizing SKUs, upgrading equipment, product quality, etc.)
  - Find automation opportunities to deal with tight labor market
  - Look at external industry partners to supplement capabilities
  - Restructure hiring and retention policies for employees
  - New training and development to reduce waste/scrap


Rocky Mountain
CHOCOLATE FACTORY


Thank You
ROCKY MOUNTAIN CHOCOLATE